UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2014

NHALE, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-182761	38-3870905
(Commission File Number)	(IRS Employer Identification No.)

8300 FM 1960 West, Suite 450, Houston, TX 77070
(Address of principal executive offices and zip code)

(281) 671-6877
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On September 16, 2014 we issued a press release describing the company’s business accomplishments during the current year and our plans for the future. A copy of the press release is attached as Exhibit 99.01.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.01	Press release dated September 16, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nhale, Inc.
(Registrant)

Date: September 16, 2014	By:	/s/ Lance Williams
Name: Lance Williams
Title: President, Chief Executive Officer

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